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                                     FORM 8-A

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              MEDIA METRIX, INC.
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           (Exact name of registrant as specified in its charter)


          Delaware                                            11-3374729
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(State of incorporation or organization                 (I.R.S. Employer
                                                        Identification No.)

35 East 21st Street
New York, New York                                              10010
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(Address of principal executive offices)                     (Zip Code)


If this form relates to the             If this form relates to the
registration of a class of              registration of a class of securities
securities pursuant to Section          pursuant to Section 12(g) of the
12(b) of the Exchange Act and           Exchange Act and is effective
is effective pursuant to General        pursuant to General Instruction
Instruction A.(c), please check         A.(d), please check the following
the following box. / /                  box. / /

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES: 333-72883
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                              Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                 Common Stock, $.01 par value per share
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                           (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     A description of the Common Stock is set forth under the caption "Description of Capital Stock" as contained in the Prospectus forming part of Amendment No. 3 to the Registration Statement on Form S-1 filed under the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission on April 16, 1999, Registration No. 333-72883 (the "Registration Statement") on behalf of Media Metrix, Inc. (the "Registrant"), which is hereby incorporated herein by reference for all purposes.

ITEM 2.  EXHIBITS

     1. Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 of the Registration Statement.

     2. Certificate of Amendment to the Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.2 of the Registration Statement.

     3. Form of Amended and Restated Certificate of Incorporation to be in effect upon the closing of the offering, incorporated herein by reference to Exhibit 3.3 of the Registration Statement.

     4.  Bylaws of the Registrant, incorporated herein by reference to
         Exhibit 3.4 of the Registration Statement.

     5. Form of Amended and Restated Bylaws to be in effect upon the closing of the offering, incorporated herein by reference to Exhibit 3.5 of the Registration Statement.

     6. Specimen of the Common Stock Certificate of the Registrant, incorporated herein by reference to Exhibit 4.7 of the Registration Statement.

     7. Registration Rights Agreement dated as of November 5, 1998 by and among Media Metrix, Inc. and the Stockholders listed on Schedule 1 thereto, incorporated herein by reference to Exhibit 4.2 of the Registration Statement.

     The Registrant hereby further incorporates by reference the description of the Common Stock included in any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Act.


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                                      SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                       MEDIA METRIX, INC.



                       By: /s/ Tod Johnson
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                           Tod Johnson
                           Chairman of the Board and Chief Executive Officer



Dated: April 30, 1999



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